UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	Icahn Enterprises L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766
333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

On November 30, 2017, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release announcing that it, together with Icahn Enterprises Finance Corp. (together with Icahn Enterprises, the “Issuers”), intends to commence an offering of $1.26 billion in aggregate principal amount of additional 6.250% Senior Notes due 2022 (the “2022 Notes”), additional 6.750% Senior Notes due 2024 (the “2024 Notes) and new Senior Notes due 2025 (the “2025 Notes” and, together with the 2022 Notes and the 2024 Notes, the “Notes”) for issuance in a private placement not registered under the Securities Act of 1933, as amended (the “Securities Act”). The 2022 Notes and 2024 Notes will be issued under the indenture dated as of January 18, 2017 by and among the Issuers, Icahn Enterprises Holdings L.P., as guarantor, and Wilmington Trust, National Association, as trustee. The 2025 Notes will be issued under an indenture to be dated the issue date of the 2025 Notes by and among the Issuers, Icahn Enterprises Holdings L.P., as guarantor, and Wilmington Trust, National Association, as trustee. The Notes will be guaranteed by Icahn Enterprises Holdings L.P. The proceeds from the Notes offering will be used to redeem all of the Issuers’ existing 4.875% Senior Notes due 2019 and pay related fees and expenses. There can be no assurance that the issuance and sale of any debt securities of the Issuers or the redemption of the Issuers’ 4.875% Senior Notes due 2019 will be consummated. A copy of the press release is attached hereto as Exhibit 99.1.

In addition, in connection with the Notes offering, Icahn Enterprises is making investor presentations to certain existing and potential investors. The investor presentation is attached hereto as Exhibit 99.2

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of Icahn Enterprises.

The information in this Item 7.01, including the exhibits attached hereto, of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	– Press Release dated November 30, 2017 announcing the Notes offering.
99.2	– Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: November 30, 2017		By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date November 30, 2017		By:	/s/ Peter Reck
Peter Reck Chief Accounting Officer